SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2006

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On July 5, 2006 Open Text Corporation (“the Company”) issued a press release announcing its intention to make an offer for all of the common shares of Hummingbird Ltd. (“Hummingbird”) at a price of U.S. $27.75 per common share, in cash, representing a premium of approximately 20% over the closing price of the Hummingbird shares as traded on the NASDAQ on May 25, 2006. The Company commenced the offer on July 10, 2006.

A copy of the press release is filed as Exhibit 99.1 to this Form 8-K. For further information concerning the offer, see the Schedule 14D-1F filed with the United States Securities and Exchange Commission on July 10, 2006 by 6575064 Canada Inc, a wholly owned subsidiary of the Company.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Open Text Corporation on July 5, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

July 11, 2006

By:  /s/  Paul J. McFeeters

        Paul J. McFeeters

        Chief Financial Officer

3

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Open Text Corporation on July 5, 2006.

4